Exhibit 99.1

MoneyGram Appoints Alex Holmes as Chief Financial Officer

Investor conference call today at 9 a.m. ET/8 a.m. CT

DALLAS (March 21, 2012) — MoneyGram International (NYSE:MGI), a leading global money transfer company, today announced that W. Alexander “Alex” Holmes has been named executive vice president and chief financial officer, effective immediately. Holmes succeeds James E. Shields, who has served as MoneyGram’s executive vice president and chief financial officer since July 2010. To ensure a smooth transition, Shields will remain with the Company through May 15, 2012.

Having served most recently as MoneyGram’s senior vice president for corporate strategy and investor relations, Holmes brings extensive and detailed knowledge of the Company’s business operations, partnership activities and growth objectives. In his new role, he is responsible for oversight of all finance-related functions, close collaboration with the Company’s business unit leaders, and the continued development and expansion of MoneyGram’s involvement with the investor community.

“This appointment is another important step in our ongoing efforts to establish MoneyGram as an industry leader with a strong global brand and an enhanced public presence,” said Pamela H. Patsley, MoneyGram’s chairman and chief executive officer. “As his superb performance over the past three years has shown, Alex has the insight, expertise and drive required to oversee MoneyGram’s financial activities, which are integral to MoneyGram’s success. I am confident that his strategic talents and keen grasp of our business will be beneficial as MoneyGram builds on the momentum of our recent growth initiatives and delivers long-term value creation. We appreciate Jim Shields’ many contributions to MoneyGram’s transformation over the past two years and wish him well in his future endeavors.”

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Patsley continued, “Over the past several months, we have deepened our existing bench of executive talent to establish a team with the core competencies necessary to drive increased growth and shareholder value. MoneyGram has already realized significant benefits in the global finance organization from the recent additions of David B. Brown as senior vice president and chief accounting officer and Larry Angelilli as senior vice president and treasurer. We see Alex’s appointment as further strengthening MoneyGram’s leadership in this area.”

Before joining MoneyGram in 2009, Holmes held a variety of financial positions over an eight-year period at First Data Corporation, most recently serving as senior vice president of Global Sourcing and Strategic Initiatives. From 2002 to 2003, he managed Western Union’s Benelux region from its offices in Amsterdam. He holds a Bachelor of Science in Business Administration and Accounting and Master of Science in Information Technology, both from the University of Colorado.

“Leading MoneyGram’s global finance organization is an exciting opportunity,” Holmes said. “As a leadership team, we’ve implemented new strategies and made changes throughout the Company that have put us in a more competitive position. Our finance organization is strong and I look forward to building on the momentum that has carried over from 2011.”

The Company also announced that it had strong money transfer transaction growth in January and February of 2012 and that for fiscal year 2012, management continues to estimate total revenue growth of 7 to 9 percent and adjusted EBITDA growth of 9 to 11 percent consistent with its long-term management targets, as previously announced by the Company in February 2012.

MoneyGram will host a conference call for the financial community today, March 21, at 9 a.m. ET/8 a.m. CT, to discuss the matters set forth in this press release. To listen to the call:

U.S.: 1-888-339-3466

International +1-719-325-2389

Pass code: 4916927

A replay will be available for a week following the call.

Replay Dial-In Numbers:

U.S.: 1-877-870-5176

International: +1-858-384-5517

Replay Pin Number: 4916927

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to, among other things, the financial performance, plans, objectives and business of MoneyGram and its subsidiaries. Forward-looking statements can be identified by words such as “believes,” “estimates,” “expects,” “projects,” “plans,” “will,” “should,” “could,” “would” and other similar expressions. These forward-looking statements speak only as of the date they are made, and MoneyGram undertakes no obligation to publicly update or revise any forward-looking statement, except as required by federal securities law. These forward-looking statements are based on management’s current expectations and are subject to certain risks, uncertainties and changes in circumstances due to a number of factors. These factors include, but are not limited to: (a) continued weakness in economic conditions, in both the United States and global markets; (b) consumers’ confidence in our business; (c) a material slow down or complete disruption of international migration patterns; (d) our ability to maintain agent or biller relationships, or a reduction in transaction volume from these relationships; (e) the ability of us and our agents to comply with U.S. and international laws and regulations, including the Dodd-Frank Act; (f) litigation involving MoneyGram or its agents, which could result in material settlements, fines or penalties; (g) ongoing investigations involving MoneyGram by the U.S. federal government and several state governments; (h) our offering of money transfer services through agents in regions that are politically volatile or, in a limited number of cases, that are subject to certain OFAC restrictions; (i) our substantial debt service obligations, significant debt covenant requirements and credit rating; (j) sustained financial market illiquidity, or illiquidity at our clearing, cash management and custodial financial institutions; (k) our ability to maintain sufficient capital; (l) our ability to manage credit risks from our retail agents and official check financial institution customers; (m) the ability of MoneyGram and its agents to maintain adequate banking relationships; (n) our ability to retain partners to operate our official check and money order businesses; (o) our ability to manage fraud risks from consumers or agents; (p) our ability to compete effectively; (q) our ability to successfully develop and timely introduce new and enhanced products and services; (r) our investments in new products, services or infrastructure changes; (s) our ability to manage risks associated with our international sales and operations; (t) our ability to attract and retain key employees; (u) our ability to adequately protect our brand and intellectual property rights and to avoid infringing on the rights of others; (v) a security or privacy breach in our systems; (w) disruptions to our computer systems and data centers; (x) our ability to effectively operate and adapt our technology to match our business growth; (y) our ability to manage risks related to the operation of retail locations and the acquisition or start-up of businesses; (z) the European debt crisis and market perceptions concerning the euro, the potential re-introduction of individual currencies within the Eurozone or the potential dissolution of the euro; (aa) changes in tax laws

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or an unfavorable outcome with respect to tax positions, or a failure by us to establish adequate reserves for tax events; (bb) our ability to maintain effective internal controls; (cc) our capital structure and the special voting rights provided to designees of THL on our Board of Directors; and (dd) the risks and uncertainties described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of MoneyGram’s public reports filed with the SEC, including MoneyGram’s Form 10-K for the year ended December 31, 2011.

About MoneyGram International, Inc.

MoneyGram International, Inc. is a leading global payment services company. The Company’s major products and services include global money transfers, money orders and payment processing solutions for financial institutions and retail customers. MoneyGram is a New York Stock Exchange listed company with 267,000 global money transfer agent locations in 192 countries and territories. For more information, visit the Company’s website at http://www.moneygram.com.

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Global Media Contacts:

Patty Sullivan/Sean Tuffnell

214-303-9923

media@moneygram.com